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                              CENTURA FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

     SUPPLEMENT DATED AUGUST 4, 1998 TO PROSPECTUSES DATED AUGUST 28, 1997

At a special meeting of Shareholders held July 23, 1998, the Shareholders of the Centura Equity Income Fund approved changes to this fund's investment objective and policies. The new investment objective is long-term capital appreciation. The fund will pursue this objective by investing primarily in equity securities of large U.S. companies -- those with market capitalization in excess of $1 billion. Income is no longer an objective of this fund, and the fund will no longer place a primary investment focus on a company's dividends. As a result of these changes in investment objective and policies, the fund's name has been changed to Centura Large Cap Equity Fund. These changes were adopted by the Board of Directors at a special meeting held May 11, 1998.

Additionally, at the special meeting of the Board held May 11, 1998, the Board approved a change in the investment policies of the Centura Equity Growth Fund so that its primary investments would be in equity securities of mid-sized companies -- those companies whose market capitalization falls within the range of the companies in the S&P 400 Mid Cap Index at the time of purchase by the fund. To reflect this change, the fund's name was changed to Centura Mid Cap Equity Fund. The changes to this fund did not require shareholder approval.

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectuses dated August 28, 1997, as supplemented May 21, 1998. The Centura Funds include the Centura Mid Cap Equity Fund (formerly, the Centura Equity Growth Fund), the Centura Large Cap Equity Fund (formerly, the Centura Equity Income Fund), the Centura Southeast Equity Fund, the Centura Federal Securities Income Fund, the Centura North Carolina Tax-Free Bond Fund and the Centura Money Market Fund.

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